UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 26, 2009
Date of Report (Date of earliest event reported)

STRATEGIC AMERICAN OIL CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-53313	98-0454144
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 2015, 600 Leopard Street, Corpus Christi, Texas	78473
(Address of principal executive offices)	(Zip Code)

(361) 884-7474
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 8     OTHER EVENTS

Item 8.01         Other Events

On February 26, 2009, Strategic American Oil Corporation (the "Company") issued a news release announcing that, in accordance with the Canadian Securities Administrators' National Instrument 51-101, Standards of Disclosure for Oil and Gas Activities, the Company has filed the following documents on the Canadian Securities Administrators' System for Electronic Document Analysis and Retrieval (SEDAR): (i) a statement of reserves data and other oil and gas information in accordance with Form 51-101F1 prepared by AJM Petroleum Consultants, as at and for the Company's fiscal year ended July 31, 2008, (ii) a report of AJM Petroleum Consultants, an independent qualified reserves evaluator or auditor, in accordance with Form 51-101F2, and (iii) a report of the Company's management and directors in accordance with Form 51-101F3. This news release is attached as an exhibit to this Current Report.

A copy of the filed information can be found for viewing by electronic means by viewing the Company's filings on www.sedar.com.

SECTION 9     FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01         Financial Statements and Exhibits
Exhibit 99.1	Description News Release of Strategic American Oil Corporation dated February 26, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
STRATEGIC AMERICAN OIL CORPORATION
Date: February 26, 2009.	"Johnathan Lindsay" Name: Johnathan Lindsay Title: Secretary, Treasurer and Chief Financial Officer

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